UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

FITWAYVITAMINS, INC.
(Name of Registrant As Specified In Charter)

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FITWAYVITAMINS, INC.
No. 7 Minsheng Road, Yuzhong District
Chongqing  400010
The People’s Republic of China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To our Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of FITWAYVITAMINS, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), will be held on Thursday, April 7, 2011, at 9:00 a.m. local time at our corporate offices located at No. 7 Minsheng Road, Yuzhong District, Chongqing  400010, The People’s Republic of China, for the following purpose:

(1)    Proposal No. 1:  To consider and vote upon a proposal by the Board of Directors (the “Board”) to amend our Articles of Incorporation (our “Articles of Incorporation”) to change our name from “FITWAYVITAMINS, Inc.” to “Zhongbao International, Inc.”

The accompanying information statement (the “Information Statement”), which describes the proposed name change in more detail, and provides our shareholders with other important information, is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  The holder of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), has indicated his intention to vote all of his shares in favor of Proposal No. 1 and, pursuant to the Nevada Revised Statutes, our Articles of Incorporation and our bylaws, the vote in favor by the majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change.  As such, the name change will be effected on or around April 7, 2011.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action.  The accompanying Information Statement will serve as notice pursuant to the Exchange Act of the expected approval of the name change by the holder of a majority of the outstanding shares of our Common Stock at the Special Meeting with respect to the proposed name change.  We will first mail the Information Statement to all of our shareholders on or around March 16, 2011 to shareholders of record as of March 9, 2011.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors of FITWAYVITAMINS, Inc.

/s/ Haoji Xia
March 16, 2011	Haoji Xia
Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary

FITWAYVITAMINS, INC.
No. 7 Minsheng Road, Yuzhong District
Chongqing  400010
The People’s Republic of China

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.  NO VOTE OR OTHER ACTION OF OUR SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS MARCH 16, 2011.

FITWAYVITAMINS, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holder of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) will approve at the special meeting (the “Special Meeting”) an amendment to our Articles of Incorporation (our “Articles of Incorporation”) to change our name from “FITWAYVITAMINS, Inc.” to “Zhongbao International, Inc.”  No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q2:	What actions will be taken by the Special Meeting?

A2:
At the Special Meeting, our shareholder holding a majority of the issued and outstanding shares of our Common Stock will vote his shares in favor of a proposal to amend our Articles of Incorporation to change our name from “FITWAYVITAMINS, Inc.” to “Zhongbao International, Inc.” (the “Name Change Amendment”).  Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q3:	How many shares of Common Stock need to voted in favor of the Name Change Amendment for it to be approved?

A3:
The approval of the Name Change Amendment by our shareholders requires the majority vote of all shareholders voting by written ballot in person or by proxy held at the Special Meeting.  As of December 30, 2010 (the “Record Date”), 1,901,366 shares of our Common Stock were issued and outstanding.  Each share of our Common Stock is entitled to one vote.  The holder of 1,616,161 shares of our Common Stock, representing 85.0% of the shares entitled to vote on the Record Date, will vote all of his shares in favor of the Name Change Amendment at the Special Meeting.  Consequently, no additional votes are required to approve the Name Change Amendment.

Q4:	How can I vote on the Name Change Amendment?

A4:
No vote or other action of our shareholders is required in connection with this Information Statement.  We are not asking you for a proxy and you are requested not to send us a proxy.  If you wish to vote at the Special Meeting, you can do so by attending the Special Meeting in person and completing a ballot which will be made available.

Q5:	Has the Board approved the name change?

A5:	Yes. The Board approved the name change on March 16, 2011.

Q6:	When will the Name Change Amendment be effective?

A6:
The proposed name change cannot be effected until after the date of the meeting, which, in accordance with federal securities laws, must be at least 20 calendar days following the mailing of this Information Statement to our shareholders.  The Name Change Amendment will become legally effective on the date it is filed with the Secretary of State of Nevada, which we anticipate to be on or around April 7, 2011.

Q7:	Am I entitled to dissenter’s rights in connection with the name change?

A7:	No. The Nevada Revised Statutes do not provide for dissenter’s rights with respect to the Name Change Amendment.

PROPOSAL NO. 1:

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board has approved an amendment to our Articles of Incorporation to change our name from “FITWAYVITAMINS, Inc.” to “Zhongbao International, Inc.”  The name change is being effected because our Board believes that the new name will better reflect our current business as a real estate development company in southwestern China, principally developing and selling residential and commercial properties as well as car parking garages.  Our business recently changed in connection with the share exchange agreement we consummated on February 11, 2011, whereby China Dahua Group International Holdings Property Ltd., a British Virgin Islands company (“Dahua”), became our wholly owned subsidiary.  Dahua and its subsidiaries, through various agreements, manage and operate the real estate business activities of Chongqing Zhongbao Investment Group Co., Ltd., a limited liability company organized under the laws of The People’s Republic of China (“Zhongbao”).  Upon the acquisition of Dahua, we sold our previous business related to creation of a line of vitamins, protein powder, nutritional bars for the general public to Margret Wessels, our former chairwoman, president, chief executive officer, treasurer, secretary, director and major shareholder.  The business of Zhongbao, Inc. is now our sole business.  See “Change in Control” below for more information regarding the share exchange agreement.

A copy of the proposed form of Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of our Common Stock owned as of March 9, 2011, by the following persons:  (i) shareholders known to us who own 5% or more of our outstanding shares, (ii) each of our executive officers and directors, and (iii) our executive officers and directors as a group.  As of March 9, 2011, there were 1,901,366 shares of our Common Stock outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned

Haoji Xia (2) c/o Chongqing Zhongbao Investment Group Co., Ltd. No. 7 Minsheng Road Yuzhong District, Chongqing People’s Republic of China 400010	1,616,161	85.0%

All officers and directors as a group (1 person)	1,616,161	85.0%
_________
(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has ownership of and voting power and investment power with respect to our ordinary shares or preference shares.  For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2) Mr. Xia is the record holder of these shares in the Company.

Change in Control

On February 11, 2011, we entered into and closed a Share Exchange Agreement (the “Exchange Agreement”) with Ms. Wessels, our former chairwoman, president, chief executive officer, treasurer, secretary, director and major shareholder, Dahua, and Ms. Xia, as the person owning 100% of the outstanding capital stock of Dahua.

At closing, Mr. Xia transferred all of his ordinary shares to us in exchange for an aggregate of 1,616,161 newly issued shares of our Common Stock.  Also at closing of the Exchange Agreement, Ms. Wessels purchased all of the issued and outstanding shares of Fitway Holdings Corp., a Nevada corporation (“Fitway Holdings”), from us in consideration of 2,000,000 shares of our Common Stock.  Fitway Holdings owned all of the assets and assumed all of the liabilities, contingent or otherwise, of the Company which existed immediately prior to the closing of the Exchange Agreement.  Pursuant to a separate stock purchase agreement, Mr. Xia also purchased 8,000,000 shares of our Common Stock from Ms. Wessels for an aggregate purchase price of $320,000 at the closing of the Exchange Agreement.  These shares were subsequently cancelled by us.  Upon closing of these transactions, we had 1,901,366 shares of Common Stock issued and outstanding.  The 1,616,161 shares issued to Mr. Xia at closing pursuant to the Exchange Agreement represented 85.0% of our voting securities.

As a result of the transactions effected by the Exchange Agreement, (i) Mr. Xia owns 1,616,161 shares of our Common Stock, representing 85.0% of our voting securities, (ii) Ms. Wessels owns no shares of our Common Stock, (iii) Ms. Wessels resigned as officer and director, and (iv) Mr. Xia was appointed as our sole officer and director.

The share amounts reflected in this section do not take into account a 14 for 1 stock dividend on our Common Stock announced on March 10, 2011.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  Our sole director did not oppose the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials.  Additional copies of this Information Statement may be obtained at no charge by writing us at:  No. 7 Minsheng Road, Yuzhong District, Chongqing  400010, The People’s Republic of China, Attn:  Haoji Xia, President.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders sharing such address.  We undertake to deliver promptly upon request a separate copy of this Information Statement to any shareholder at a shared address to which a single copy of this Information Statement was delivered, and we will provide instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement or other communications to the shareholder in the future.  In the event a shareholder desires to provide us with such a request, it may be given by mail to our address at No. 7 Minsheng Road, Yuzhong District, Chongqing  400010, The People’s Republic of China, Attn:  Haoji Xia, President.  In addition, shareholders sharing an address can request delivery of a single copy of annual reports, information statements or proxy statements if you are receiving multiple copies upon written or oral request to the President at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the Securities and Exchange Commission (“SEC”).  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

FITWAYVITAMINS, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 (or “First”) is deleted and replaced in its entirety with the following:

“The name of the corporation is Zhongbao International, Inc.”

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

1,616,161 shares of common stock

4. Effective date of filing: (optional) ___________________________________________________
                                                                         (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X_______________
Signature of Officer

*
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
Nevada Secretary of State Amend Profit-After

Revised: 3-6-09

This form must be accompanied by appropriate fees.